Exhibit 10.97

Debt/Equity Conversion Agreement

THIS AGREEMENT, dated as of January 1, 2018, between mPhase Technologies, Inc., a New Jersey corporation, having an address at 688 New Dorp Lane, Staten Island, New York 10306-4933 (“Debtor”) and the following persons (each individually a “Lender” and collectively, the “‘Lenders”) having the following addresses:

1.	Eagle Strategic Advisers LLC at 5624 17th Avenue, Brooklyn, New York 10204

2.	Martin Smiley at 12 Sycamore Drive, Westport Connecticut 06880

3.	Ronald Durando at 43 Alexander Avenue, Nutley, New Jersey 07110

4.	Gustave Dotoli at 245 Rutgers Place, Nutley, New Jersey 07110

5.	Edward Suozzo at 688 New Dorp Lane, Staten Island, New York 10306-4933

6.	Karen Durando at 43 Alexander Avenue, Nutley, New Jersey 07110

WHEREAS, Debtor owes each of the respective Lenders the following monies (“Indebtedness”) in connection with Loans and Unpaid Compensation as set forth in Schedule A hereto that is convertible into common stock of Debtor at $.0001 per share;

WHEREAS, certain of the Lenders have, in addition been issued awards of common stock as set forth in Schedule B hereto;

WHEREAS, Lenders desire to convert all of the Indebtedness into common stock of the Company at $.0001 per share;

NOW, THEREFORE, in consideration of the mutual premises set forth herein, the parties hereto agree as follows:

1.	Lenders each agree to convert their portion of the Indebtedness into common stock of the Company at a price of $.0001 per share.

2.	Debtor agrees to accept such conversion and issue shares of common stock to each Lender to satisfy such Indebtedness.

3.	This Agreement can be executed in counter-part signature pages.

4.	This Agreement shall be governed by the laws of the State of New Jersey and may only be modified by a written agreement signed by each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.

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Schedule A

Computation of Shares of Common Stock to be issued

By mPhase Technologies, Inc.

Name	Unpaid Compensation	Conversion Price	Shares

Karen Durando	$44,500	$.0001 per share	485,000,000 shares

Ron Durando	$284,389	$.0001 per share	2,843,890,000 shares

Gus Dotoli	$127,194	$.0001 per share	1,271,940,000 shares

Martin Smiley	$127,194	$.0001 per share	1,271,940,000 shares

Abe Biderman	$186,000	$.0001 per share	1,860,000,000 shares

Edward Suozzo	$51,000	$.0001 per share	510,000,000 shares

Name	Loans Payable	Accrued Interest	Conversion Price	Shares

Ron Durando	$346,404.85	$81,121.80	$.0001 per share	4,275,266,500

Gus Dotoli	$110,905.75	$31,737.21	$.0001 per share	1,426,429,500

Martin Smiley	$20,650	$111,285.29	$.0001 per share	1,319,352,900

Abe Biderman	$126,364.27	Interest included in loan	$.0001 per share	1,263,642,700

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Schedule B

Name	Officers and Directors Awards of Common Stock

Ron Durando	2,000,000,000 shares

Gus Dotoli	1,000,000,000 shares

Martin Smiley	1,000,000,000 shares

Abe Biderman	1,000,000,000 shares

Edward Suozzo	500,000,000 shares

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Total Shares of Common Stock

To be issued

Name	Sum of Shares		Total

Karen Durando	485,000,000		485,000,000

Ron Durando	2,843,890,000
	4,275,266,500	-
	2,000,000,000		9,119,156,500

Gus Dotoli	1,271,940,000	-
	1,426,429,500	-
	1,000,000,000	-

			3,698,369,500

Martin Smiley	1,271,940,000	-
	1,319,352,900	-
	1,000,000,000	-

			3,591,292,900

Abe Biderman	1,860,000,000	-
	1,263,642,700
	1,000,000,000	-

			4,123,642,700

Edward Suozzo	510,000,000	-
	500,000,000	-

			1,100,000,000

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/s/ Martin Smiley
mPhase Technologies, Inc.
By: Martin Smiley, CFO and General Counsel

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/s/ Abraham Biderman
Eagle Advisers, LLC

/s/ Martin Smiley
Martin Smiley

/s/ Karen Durando
Karen Durando

/s/ Ron Durando
Ron Durando

/s/ Gustave Dotoli
Gustave Dotoli

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Debt Conversion Agreement

THIS AGREEMENT, dated as of November 28, 2017 by and between SCHUHALTER, COUGHLIN & SUOZZO, LLC, Edward Suozzo managing member, having an address at 688 New Dorp Lane, Staten Island, New York, N.Y. (“Creditor”) and mPhase Technologies, Inc. having an address at 688 New Dorp Lane, Staten Island, New York 10306-4933 (the “Company”).

WHEREAS, Creditor has accrued and unpaid fees for accounting and other services owed by the Company to Creditor in the aggregate amount of $52,000 (collectively, the “Payable”);

WHEREAS, Creditor and the Company have agreed to convert the Payable into Shares of Common Stock of the Company on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual premises set forth herein, the parties hereto agree as follows:

1.	As of October 31, 2017, the Company owes the Creditor $40,000 of accrued and unpaid fees for accounting services.

2.	As of October 31, 2017, the Company owes the Creditor $12,000 of accrued and unpaid fees for other services.

3.	The Company and the Creditor agree that the Payable shall be converted into 520,000,000 shares of Common Stock of the Company at a conversion price of $.0001 per share upon the filing by the Company of an amendment to its Certificate of Incorporation increasing its authorized shares of Common Stock to 72 billion shares.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first-above written.

/s/ Edward Suozzo	/s/ Martin Smiley
SCHUHALTER, COUGHLIN & SUOZZO, LLC	mPhase Technologies, Inc

By: Edward Suozzo	By: Martin Smiley, Executive Vice President

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